Exhibit 10.12.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement, dated as of December 21, 2015 (this “Agreement”), by and among Wynn America, LLC, a Nevada limited liability company (“Borrower”), the Guarantors (as defined in the Amended Credit Agreement referred to below) party hereto, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, “Administrative Agent”) for (and on behalf of) the Lenders under the Existing Credit Agreement referred to below and, after giving effect hereto, the Amended Credit Agreement and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties (as defined under the Existing Credit Agreement and, after giving effect hereto, the Amended Credit Agreement), and the Required Lenders (as defined below).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 20, 2014 (as amended by the First Amendment to Credit Agreement, dated as of November 5, 2015, and as it may be further amended, restated, replaced, supplemented or otherwise modified and as in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Agreement, the “Amended Credit Agreement”; capitalized terms defined in the Amended Credit Agreement and not otherwise defined herein being used herein as therein defined), among Borrower, the Guarantors party thereto, the Lenders party thereto from time to time, the L/C Lenders party thereto from time to time, Administrative Agent, Collateral Agent and the other parties thereto;
WHEREAS, each Lender holding either (i) a Term Facility Loan or (ii) a Tranche A Term Facility Commitment (collectively, the “Required Lenders”) has, effective as of November 16, 2015, agreed to extend the Term Facility Availability Period applicable to Tranche A Term Facility Commitments on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, Borrower, the Guarantors, the Required Lenders, Administrative Agent and Collateral Agent will make certain amendments to the Existing Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO EXISTING CREDIT DOCUMENTS
SECTION 1.Consent of Required Lenders. Subject to the terms and conditions of this Agreement, each Required Lender that executes and delivers a signature page to this Agreement, effective as of November 16, 2015, irrevocably agrees to the amendments to, and waivers and consents under, the Existing Credit Agreement provided for herein with respect to all of such Lender’s Term Facility Loans and/or Tranche A Term Facility Commitments. Such agreement shall be irrevocably binding on any subsequent assignees, transferees, participants, successors and assigns with respect to such Loans and Commitments.

SECTION 2.Amendments. Subject to the satisfaction of the conditions set forth in Article III of this Agreement, as of the Agreement Effective Date (as defined below) and effective as of November 16, 2015, the terms and provisions of the Existing Credit Agreement are hereby amended by replacing clause (a) of the definition of “Term Facility Availability Period” under the Existing Credit Agreement with the following: “(a) with respect to the Tranche A Term Facility Commitments, the period from and including the Closing Date through but excluding the earlier of November 21, 2015 and the date of termination of the Tranche A Term Facility Commitments,”.

ARTICLE II
REPRESENTATION AND WARRANTIES
To induce the Lenders party hereto to agree to this Agreement, the Credit Parties represent to Administrative Agent and the Lenders that, as of the Agreement Effective Date:
SECTION 1.Corporate Existence.  Each Credit Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 2.Action; Enforceability. Each Credit Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by each Credit Party of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3.No Breach; No Default.
(a)None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Existing Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and
(b)No Default or Event of Default has occurred and is continuing.

ARTICLE III
CONDITIONS TO THE AGREEMENT EFFECTIVE DATE
This Agreement and the Amended Credit Agreement shall become effective, as of November 16, 2015, on the date (the “Agreement Effective Date”) on which each of the following conditions is satisfied or waived:

SECTION 1.Execution of Counterparts.  Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, Administrative Agent, Collateral Agent and Required Lender.
SECTION 2.Costs and Expenses.  To the extent invoiced at least three (3) Business Days prior to the Agreement Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel LLP) incurred by Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement shall have been paid.

SECTION 3.No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Agreement:
(a) no Default or Event of Default shall have occurred and be continuing; and
(b)each of the representations and warranties made by the Credit Parties in Article II hereof shall be true and correct in all material respects on and as of the Agreement Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
ARTICLE IV
VALIDITY OF OBLIGATIONS AND LIENS
SECTION 1.Validity of Obligations. Each Credit Party hereby ratifies and reaffirms the validity, enforceability and binding nature of the Obligations both before and after giving effect to this Agreement and the Amended Credit Agreement (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 2.Validity of Liens and Credit Documents. Each Credit Party hereby ratifies and reaffirms the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and binding nature of the Credit Documents, and the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and perfection of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations (as defined in the Security Agreement and including after giving effect to the Amended Credit Agreement) by each Credit Party pursuant to the Credit Documents to which any Credit Party is a party, and agrees that the Liens and security interests granted pursuant to the Credit Documents shall continue to secure the Obligations under the Amended Credit Agreement, and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement and the Amended Credit Agreement, and except as expressly amended by this Agreement or pursuant to the Amended Credit Agreement, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement and the Amended Credit Agreement, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.

ARTICLE V
MISCELLANEOUS
SECTION 1.Notice. For purposes of this Agreement, the notice address of each party hereto shall be as set forth in the Existing Credit Agreement.

SECTION 2.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Existing Credit Agreement or, after giving effect to the amendments contemplated hereby, the Amended Credit Agreement).

SECTION 3.Entire Agreement. This Agreement, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 4.GOVERNING LAW. THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 5.SERVICE OF PROCESS. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE EXISTING CREDIT AGREEMENT (OR, AFTER GIVING EFFECT TO THE AMENDMENTS CONTEMPLATED HEREBY, THE AMENDED CREDIT AGREEMENT) SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 6.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 7.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Existing Credit Agreement.

SECTION 9.No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Existing Credit Agreement) or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any Credit Party from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents (as defined in the Existing Credit Agreement).

SECTION 10.Acknowledgment. It is understood, acknowledged and agreed by all of the parties hereto that no default or breach of obligations under the Existing Credit Agreement shall have resulted or shall be deemed to have resulted on or prior to the Agreement Effective Date in connection with the transactions contemplated hereunder, including in connection with any delayed funding of Tranche A Term Facility Commitments, and any claim thereto shall be deemed waived by all of the parties hereto effective on the Agreement Effective Date.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
WYNN AMERICA, LLC,
a Nevada limited liability company

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

GUARANTORS:

WYNN LAS VEGAS HOLDINGS, LLC,
a Nevada limited liability company

By: Wynn America, LLC,
a Nevada limited liability company
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

WYNN MA, LLC,
a Nevada limited liability company

By: Wynn America, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

EVERETT PROPERTY, LLC,
a Massachusetts limited liability company

By: Wynn America, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: Chief Financial Officer, SVP and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent and as Collateral Agent

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President|

Consented to by:
Banc of America Credit Products, Inc.,
as Lender

By: /s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President
Consented to by:
Wells Fargo Bank, National Association,
as Lender

By: /s/ Jeff Graci
Name: Jeff Graci
Title: Managing Director

Consented to by:
OHA CREDIT PARTNERS VI, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA CREDIT PARTNERS VII, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA CREDIT PARTNERS VIII, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA CREDIT PARTNERS IX, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

|

OHA CREDIT PARTNERS X, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA LOAN FUNDING 2012-1, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA LOAN FUNDING 2013-1, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person
OHA LOAN FUNDING 2013-2, LTD.,
as Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

OHA LOAN FUNDING 2014-1, LLC,
as Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By: /s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person